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EXHIBIT 10.3.2

AMENDMENT TO EMPLOYMENT AGREEMENT

        THIS AMENDMENT TO THE EMPLOYMENT AGREEMENT DATED November 1, 2000 ("the Amendment") is made and entered into this 6th day of November, 2001 by and between SeraCare Life Sciences, Inc., a California Corporation (referred herein as the "Corporation") and Michael F. Crowley II (the "Employee").

        WHEREAS, the Corporation previously entered into an employment agreement on November 1, 2000 (the "Employment Agreement");

        AND WHEREAS, the Corporation hereby wishes to amend and extend the Employment Agreement as specified herein;

        AND WHEREAS the Employee wishes to have the Employment Agreement amended and extended as specified herein;

        Now Therefore, the following extension and amendments to the Employment Agreement are hereby agreed to by the Corporation:

  1.
  The Term of the Employment Agreement is extended through September 25, 2004.

  2.
  Effective September 25, 2001, the base compensation shall be increased to $175,000 per year.

        All other terms, conditions and provisions of the Employment Agreement shall remain effective throughout the extended term of this Amendment.

EMPLOYEE	SERACARE LIFE SCIENCES, INC.
/s/ MICHAEL F. CROWLEY, JR. Michael F. Crowley, Jr.	/s/ BARRY D. PLOST Barry D. Plost Chairman & CEO

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  EXHIBIT 10.3.2
AMENDMENT TO EMPLOYMENT AGREEMENT